1 2016 Investor Meetings March - April

2 Cautionary Note Regarding Forward-Looking Statements The Private Securities Litigation Reform Act of 1995 provides issuers the opportunity to make cautionary statements regarding forward-looking statements. Accordingly, any forward-looking statement contained in this presentation is based on management’s current beliefs, assumptions and expectations of the Company’s future performance, taking into account all information currently available to management. These beliefs, assumptions and expectations can change as the result of many possible events or factors, not all of which are known to management. If a change occurs, the Company’s business, financial condition, liquidity, results of operations, plans and objectives may vary materially from those expressed in the forward-looking statements. The risks and uncertainties that may affect the actual results of the Company include, but are not limited to, the following: • catastrophic events and the occurrence of significant severe weather conditions; • the adequacy of loss and settlement expense reserves; • state and federal legislation and regulations; • changes in the property and casualty insurance industry, interest rates or the performance of financial markets and the general economy; • rating agency actions; • “other-than-temporary” investment impairment losses; and • other risks and uncertainties inherent to the Company’s business, including those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. Management intends to identify forward-looking statements when using the words “believe,” “expect,” “anticipate,” “estimate,” “project,” or similar expressions. Undue reliance should not be placed on these forward-looking statements. The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that it may make to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

3 Who We Are Slide 4 Corporate Structure Slide 5 Key Reasons to Invest in EMCI Slide 6 New in 2016 Slide 7 Benefits of Pooling Agreement Slide 8 Diversified Book of Business Slide 9 Local Service Focus Slide 10 Value of Local Market Presence Slide 11 Agency Relations Philosophy Slide 12 Strength in Group Programs Slide 13 Powerful Rate Compare System Slide 14 Commercial Rate Changes Outpace Industry Slide 15 New Personal Lines Approach Slide 16 Agency Differentiation through Telematics Slides 17-19 Selected Financial Results Slide 20 GAAP Combined Ratios Slide 21 2016 Intercompany Reinsurance Programs Slides 22 - 25 Loss Cost Trend Slide 26 Book Value Per Share Slide 27 Strong Balance Sheet Slide 28 Investment Portfolio Slide 29 Fixed Income Portfolio Slide 30 Stockholder Dividends Slide 31 Stock Repurchase and Purchase Programs Slide 32 Reserving Methodology Slide 33 Attractive Returns for Shareholders Slide 34 Investment Highlights Slide 35 Appendix Table of Contents

4 Reinsurance Segment $123.1 P&C Insurance Segment $447.2 [CATEGORY NAME], [VALUE] EMCI Who We Are • Downstream holding company of Employers Mutual Casualty Company (EMCC) • Trade on NASDAQ: EMCI • Property and Casualty Insurance Segment (78% of total premiums earned)  Enterprise began in 1911, IPO in 1982  2,070 independent agency relationships  41 state distribution network, licensed in all 50 states and District of Columbia  30% participation in EMCC pool  Diversified premiums (90% commercial / 10% personal) • Reinsurance Segment (22% of total premiums earned)  EMCC has been assuming reinsurance business since 1950’s  83% of business comes from 19 brokers (e.g. AON, Guy Carpenter, etc.)  17% of business comes from participation in the MRB underwriting association  100% Quota Share Agreement with EMCC, but some contracts written directly EMCI consists of the property and casualty insurance segment (30% of the intercompany pool) plus the reinsurance segment (green sections) or approximately 35% of EMC Insurance Companies’ premiums earned. EMC Insurance Companies consists of EMCI and its subsidiaries and Employers Mutual and its subsidiaries and affiliate. Premiums earned for EMC Insurance Companies totaled approximately $1.6 billion in 2015. 2015 Premiums Earned ($ in millions)

5 Corporate Structure Property and Casualty Insurance Segment Reinsurance Segment Employers Mutual Casualty Company (Founded in 1911) Public Shareholders (IPO in 1982) EMC Insurance Group Inc. (Follow-on offerings in 1985 and 2004) 57%* 43%* *Ownership as of December 31, 2015

6 Key Reasons to Invest in EMCI • Access to a large capital base and a diversified and seasoned book of business • Regional, decentralized operating structure • Target organic growth in existing markets • Above industry commercial rate increases for last five years • Proven ability to deliver attractive returns to shareholders:  Annual total shareholder return of 10.1% over the past 10 years and 9.1% over the past 20 years*  Dividend yield of 3.0% as of December 31, 2015 • Conservative balance sheet • Award-winning, stable and experienced senior management * Source: Bloomberg as of December 31, 2015

7 New in 2016 • Personal lines focused accountability • Agency differentiation through telematics • New and revised intercompany reinsurance agreements • Revised common stock repurchase metrics continue to focus on rate of return, but designed to provide management more discretion in stock repurchase decisions

8 Benefits of Pooling Agreement • Spread risk over a wide range of geographic locations, lines of insurance written, rate filings, commission plans and policy forms • Benefit from capacity of the entire pool  $1.5 billion in net premiums written in 2015  $1.5 billion of statutory surplus as of December 31, 2015 • “A” (Excellent) rating with stable outlook from A.M. Best Company • Network of 2,070 insurance agencies in 41 state distribution network • Merger and acquisition flexibility • Economies of scale in operations and purchase of reinsurance

9 [CATEGORY NAME] 12.4% Property XS 51.5% Liability XS 9.9% Multiline Pro Rata [VALUE] Marine Pro Rata [VALUE] Liability Pro Rata [VALUE] Diversified Book of Business Domestic 87% International (mainly Europe & Japan) 13% Premiums Earned Through December 31, 2015 Reinsurance Segment 22% $123.1 million [CATEGORY NAME] 23.7% Commercial Property 23.3% Workers’ Compensatio n 20.8% Commercial Liability 20.7% Bonds 1.8% Personal Auto 5.1% Homeowners 4.6% P&C Insurance Segment 78% $447.2 million

10 Local Service Focus Color coding indicates territories served by each branch, while each “dot” is an agency

11 Value of Local Market Presence • Decentralized Decision Making/Guided Autonomy:  Marketing  Underwriting  Risk Improvement  Claims • Strengthens agency relationships, get to quote best business generally resulting in a superior loss ratio • Develop products, marketing strategies and pricing targeted to specific territories • Individual approaches within EMC risk appetite and framework • Retention levels that consistently stay between 80% – 90%  86.5% at December 31, 2015

12 Agency Relations Philosophy • Market exclusively through approximately 2,070 independent agencies • Offer franchise value and local service through 16 branch offices throughout the country • Seek agent feedback through annual agent survey and use data to focus on the products and services most important to them • Continually drive agency results through formal tiering program that ties compensation to performance • Provide competitive compensation plan

13 Strength in Group Programs $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2011 2012 2013 2014 2015 Target Market Safety Group ( $ i n t h o u s a n d s ) Target Market Loss Ratio Safety Group Loss Ratio Combined Loss Ratio 2015 46.8% 50.5% 48.6% 5-Year 52.7% 52.8% 52.7% Target Market and Safety Groups Direct Written Premium – $121.4 million (-1.4%) 2015 Loss Ratio – 48.6% Target Markets Branch and industry specific programs such as: • Schools • Municipalities • Petroleum marketers • Mfg. housing • Local towing Safety Groups • Similar to Target Markets, except offer dividends for favorable loss experience of the group • Auto/RV dealers • Milk haulers • Telecommunications • Water/sanitation distribution Direct Written Premiums

14 Powerful Rate Compare System • Rates current exposures of commercial renewal policies at current and prior period rates – unique and powerful • Provides a measure of the near real-time rate increase obtained by policy, account, underwriter, line of business or branch • Targets specific accounts effectively for more or less rate when combined with our internal analytical models • Provides accountability for our branch offices and underwriters that is used in performance management to achieve desired rate level increases

15 Commercial Rate Changes Outpace Industry Note: MarketScout rate change is calculated using an average of monthly MarketScout data. 2008 2009 2010 2011 2012 2013 2014 2015 EMC -4.2% -2.4% -1.8% 1.0% 6.0% 7.4% 4.5% 2.3% Market Scout -11.1% -6.0% -4.0% -2.3% 3.8% 4.4% 1.8% -0.7% -12% -8% -4% 0% 4% 8% T o t a l R a t e C h a n g e

16 New Personal Lines Approach • January 2016, home office department assumed accountability for growth and profitability of personal lines business throughout the country • Addressing growth and diversification targets through long-term strategic plan • Implementing competitive products and pricing during 2016 • Strengthening analytics to monitor performance

17 Agency Differentiation through Telematics Best Solution in the Industry for Agents and Policyholders Agency or Company Logo Choice Driver’s AppManager’s App

18 Benefits of Telematics • Partnering with ATG Risk Solutions • Differentiating agencies by providing telematics solutions for all their business, not just business EMC writes, maximizing benefits to agencies and society • Focusing on policyholder value with proprietary overlays in ATG partnership  Improving fuel economy  Improving uptime  Improving driver retention through improved CSA driver scores • Improving society by making roadways safer and by reducing emissions with better fuel economy

19 Telematics: Industry Leading Solution • Powerful tool to improve fuel economy, avoid downtime, increase driver retention, and to reduce loss ratio, but dependent upon utilization by fleets • To combat low levels of utilization, we are:  Employing open architecture spanning most telematics devices  Anticipating emergence of smart phones as “lighter” telematics solution • One of first tools measuring impact of safety advancements as industry transitions to autonomous vehicles • Developing agile solutions for agencies and policyholders focusing on design thinking and user experience • Currently working with pilot agencies

20 Selected Financial Results ($ in thousands, except per share amounts) 2015 2014 2013 Revenues 617,573$ 590,118$ 558,988$ Net realized investment gains 6,153 4,349 8,997 Losses and expenses (552,070) (553,560) (507,132) Income tax expense (21,494) (10,915) (17,334) Net income 50,162$ 29,992$ 43,519$ Net income per share 2.43$ 1.48$ 2.22$ Operating income (1) 46,163$ 27,165$ 37,671$ Operating income per share 2.24$ 1.34$ 1.92$ Loss and settlement expense ratio 65.0% 71.3% 64.7% Acquisition expense ratio 31.3% (2) 30.6% (2) 33.2% Combined ratio 96.3% 101.9% 97.9% After-tax per share data: Catastrophe and storm losses (3) (1.40)$ (1.84)$ (1.61)$ Favorable development that had an impact on earnings (4) 1.12 0.60 0.21 Large losses (5) (1.08) (1.15) (0.73) Year Ended December 31, (1) Operating income is a non-GAAP financial measure. See presentation Appendix for additional information regarding its calculation. (2) Reflects a significant reduction in the amount of pension and postretirement benefit costs allocated to the Company, as a result of a plan amendment. (3) Based on PLRB event occurrence numbers for the P&C insurance segment and PCS catastrophe serial numbers for the reinsurance segment. (4) See presentation Appendix for additional information regarding reserve development. (5) The Company defines as losses greater than $500 for the EMC Insurance Companies pool, excluding catastrophe and storm losses. NOTE: All prior period per share amounts have been adjusted to reflect the three for two stock split completed on June 23, 2015.

21 GAAP Combined Ratios NOTE: Over the most recent 10-year period, catastrophe and storm losses have annually averaged 10.3 percentage points of the combined ratio, calculated as of December 31, 2015. Record catastrophe and storm losses were reported in 2008 and again in 2011. 90.2% 83.3% 84.2% 84.7% 82.5% 19.3% 11.7% 9.4% 10.6% 7.8% 5.8% 4.6% 4.3% 6.6% 6.0% 0% 20% 40% 60% 80% 100% 120% 2011 2012 2013 2014 2015 Large losses Catastrophe and Storm Losses GAAP Combined Ratio Excluding Catastrophe and Storm Losses, and Large Losses 115.3% 99.6% 97.9% 101.9% 96.3%

22 2016 Intercompany Reinsurance Programs Overview • New intercompany reinsurance program between EMCI’s three insurance subsidiaries in the property and casualty insurance segment and EMCC • Revised intercompany reinsurance program between EMCI’s reinsurance subsidiary (EMC Reinsurance Company) and EMCC NOTE: The Inter-Company Committees of the boards of directors of EMCI and EMCC approved the terms of the agreements to ensure they are fair and equitable to both parties. Objectives • Reduce volatility of EMCI’s quarterly results caused by excessive catastrophe and storm losses • Provide protection from both frequency and severity of such losses

23 Property and Casualty Insurance Subsidiaries’ 2016 Intercompany Reinsurance Program Two Semi-Annual Aggregate Catastrophe Excess of Loss Treaties First Treaty Second Treaty Effective Date January 1, 2016 through June 30, 2016 July 1, 2016 through December 31, 2016 Retention $20 million $15 million Limit $24 million $12 million Approximate Cost $6.3 million $1.5 million Co-participation None None • All catastrophe and storm losses assumed by the property and casualty insurance subsidiaries (net of applicable reinsurance recoveries from external reinsurance protections purchased by the pool participants) will be subject to terms of treaties

24 EMC Reinsurance Company’s 2016 Intercompany Reinsurance Program – Two Treaties First Treaty – Per Occurrence Catastrophe Excess of Loss Second Treaty – Annual Aggregate Catastrophe Excess of Loss Retention $10 million $20 million Limit $10 million $100 million Co-participation 20% 20% Approximate Cost $2.0 million $3.1 million Other Information No reinstatement • Any losses recovered under per occurrence treaty inure to benefit of aggregate treaty • Only catastrophic events with total losses > $500,000 are subject to terms of aggregate treaty

25 EMC Reinsurance Company’s 2016 Intercompany Reinsurance Program Continued EMC Reinsurance Company will purchase additional reinsurance protections (Industry Loss Warranties) in peak exposure territories (e.g., Northeast) • Coverage triggered when losses experienced by insurance industry from catastrophic event exceed a specified threshold (i.e., $20 billion) • Any recoveries received will reduce amount of losses ceded to EMCC • Net cost of approximately $4 million

26 Loss Cost Trend *Trend from January 1, 2011 through December 31, 2015. Excludes catastrophe and storm losses, and large losses. Seven Major Lines of Direct Business Compound Ultimate Annual Trend: 2011-2015* • Provides a measure of the change in the Company’s losses • Calculated using the change in frequency of normalized claim counts and the change in severity of the claims adjusted for changes in rate levels -3.7% 6.9% 2.9% -6% -4% -2% 0% 2% 4% 6% 8% Frequency Severity Loss Cost Trend

27 Book Value Per Share * Approximately 4.2 percentage points ($0.88 per share) of the increase is attributable to a change in Employers Mutual Casualty Company’s postretirement healthcare plan. NOTE: All prior period per share amounts have been adjusted to reflect the three for two stock split completed on June 23, 2015. Change in BV: -2.5% 13.6% 10.1%* 8.4% 2.2% $18.24 $20.72 $22.81 $24.72 25.26 $16.83 $18.25 $19.85 $20.71 22.45 $- $15.00 $30.00 2011 2012 2013 2014 2015 Book Value Book Value excluding Accumulated Other Comprehensive Income

28 Strong Balance Sheet • Investments  $1.4 billion invested assets  82% fixed maturity securities (based on fair value) • 99.7% investment grade  10-yr average total rate of return on equity portfolio: 7.6% • 10-yr average S&P 500 total rate of return: 7.3% • Loss and Settlement Expense Reserves  Quarterly internal actuarial reviews  Any necessary adjustments are made on a timely basis • Debt  Only debt is $25 million of surplus notes issued by the property and casualty insurance subsidiaries to Employers Mutual • Annual interest rate of 1.35% (effective 2/1/2013, adjusted every 5 years) December 31, 2015

29 Investment Portfolio – December 31, 2015 Portfolio Summary Fixed Income $1,161.0 Equities $206.2 Other $48.6 Total* $1,415.8 [CATEGORY NAME] [PERCENTAGE] [CATEGORY NAME] [PERCENTAGE] Commercial Mortgage Backed Bonds 3% S-T Investments/Oth er [PERCENTAGE] Equities 15% Municipal Bonds 24% RMBS/ABS 8% ($ in millions) *Investment securities purchased under reverse repurchase agreements of $16.9 million are not reflected in total investments; however, income from these agreements are included in net investment income. • Increased market volatility = increased investment opportunities • Fixed income remains rich asset class  Do not reach for yield, remain selective • Equities fairly valued despite positive performance in recent years  Maintain equity allocation with tail-risk hedge to alleviate downside risk  Hedge cost reduces equity portfolio return annually by 1.5 – 2% dependent upon equity market volatility

30 Fixed Income Portfolio 4% 26% 15% 12% 15% 19% 9% Fixed Income Securities Expected Maturity Cash 0-2 Years 2-4 Years 4-6 Years 6-8 Years 8-10 Years 10+ Years Bond Ratings AAA 34.9% AA 32.1% A 26.9% BAA 5.8% BA and below 0.3% Total 100.0% Average Life: 5.4 Years Duration: 4.6 Pre-tax Book Yield: 3.6%

31 Stockholder Dividends • Paid dividend quarterly since IPO in 1982 • Dividend has never been reduced • Dividend yield of 3.0% as of 12/31/15 • Increased quarterly dividend 14% in 2015, demonstrating: • Confidence in financial condition and long- term outlook • Desire to improve total stockholder return NOTE: All prior period per share amounts have been adjusted to reflect the three for two stock split completed on June 23, 2015. $- $0.05 $0.10 $0.15 $0.20 2011 2012 2013 2014 2015 Quarterly Cash Dividend 1Q 2Q 3Q 4Q

32 Stock Repurchase and Purchase Programs EMCI Stock Repurchase Program • Repurchased $380,000 of common stock in January 2016 • No shares repurchased in February 2016 • Approximately $14.6 million remaining under $15.0 million repurchase authorization EMCC Stock Purchase Program • In May 2005, EMCC’s Board authorized a $15 million stock purchase program, which is 70% complete (dormant while EMCI’s program is in effect)

33 Reserving Methodology – Property and Casualty Insurance Segment1 • Management does not use accident year loss picks to establish carried reserves • The following reserves are established independently and added together to derive the total loss and settlement expense reserve:  Case loss reserves (including bulk case loss reserves)  IBNR loss reserves  Settlement expense reserves • Bulk case loss reserves supplement the aggregate case loss reserves  Used to establish the best estimate of liability for reported claims 1See presentation Appendix for additional information regarding the property and casualty insurance segment’s reserving methodology.

34 Attractive Returns for Shareholders EMCI’s annual total shareholder return compares favorably to the S&P 500 Total shareholder return is the percentage change in the stock price and the amount of dividends, assuming dividend reinvestment, to the stock price at the beginning of the one-year, three-year, five-year, and ten-year periods ending December 31, 2015. Source: Bloomberg 0% 5% 10% 15% 20% 25% 1 Year 3 Year 5 Year 10 Year EMCI S&P 500

35 Investment Highlights • Access to a large capital base and a diversified and seasoned book of business through participation in the EMCC pool • Regional, decentralized operating structure • Above industry commercial rate increases for last five years • Proven ability to deliver attractive returns to shareholders:  Annual total shareholder return of 10.1% over the past 10 years and 9.1% over the past 20 years*  Dividend yield of 3.0% as of December 31, 2015 • Conservative investment philosophy • Award-winning, stable and experienced senior management * Source: Bloomberg as of December 31, 2015

36 Appendix 36

37 Experienced Management Team Larry W. Phillips CPCU Senior Vice President/ Underwriting 3 years with EMC Lisa A. Simonetta J.D. Senior Vice President/ Claims 23 years with EMC Jason R. Bogart CPCU, ARM Senior Vice President/ Branch Operations 22 years with EMC Rodney D. Hanson CPCU Senior Vice President/ Information Technology 37 years with EMC Mick A. Lovell CPCU Executive Vice President for Corporate Development 12 years with EMC Bradley J. Fredericks M.B.A., FLMI Vice President/Investments & Chief Investment Officer 6 years with EMC Scott R. Jean FCAS, MAAA Executive Vice President for Finance & Analytics 24 years with EMC Bruce G. Kelley, J.D., CPCU, CLU President, CEO & Director • 30 years with EMC • 6 years law practice • A.B., Dartmouth College; J.D., University of Iowa Mark E. Reese, CPA Senior Vice President & CFO • 31 years with EMC • 4 years as accountant with KPMG Peat Marwick • B.A. Accounting, University of Northern Iowa Presenters  Kevin J. Hovick CPCU Executive Vice President & Chief Operating Officer 36 years with EMC

38 Award-Winning Workplace No. 115 Top Workplace in U.S. 2nd of 40 Best Companies for LeadersNo. 16 in Large Company Category in Iowa Top 100 Workplaces Forbes 50 Most Trustworthy Financial Companies Chief Executive BEST COMPANIES FOR LEADERS 2016

39 Property and Casualty Insurance Segment’s Reserving Methodology The Company’s reserving methodology is focused on maintaining a consistent level of overall reserve adequacy. Management does not use accident year loss picks to establish the property and casualty insurance segment’s carried reserves. Case loss and IBNR loss reserves, as well as settlement expense reserves, are established independently of each other and added together to get the total loss and settlement expense reserve. The property and casualty insurance segment’s reserving methodology also includes bulk case loss reserves, which supplement the aggregate case loss reserves and are used by management to establish its best estimate of liability for reported claims. There is an inherent amount of uncertainty involved in the establishment of insurance liabilities. This uncertainty is greatest in the current and more recent accident years because a smaller percentage of the expected ultimate claims have been reported, adjusted and settled compared to more mature accident years. For this reason, carried reserves for these accident years reflect prudently conservative assumptions. As the carried reserves for these accident years run off, the overall expectation is that, more often than not, favorable development will occur. However, there is also the possibility that the ultimate settlement of liabilities associated with these accident years will show adverse development, and such adverse development could be substantial. The property and casualty insurance segment’s bulk reserves (formula IBNR loss reserve, bulk case loss reserve and settlement expense reserve) are initially established for all accident years combined, and are then allocated to the various accident years for financial reporting purposes. It is important to note that development on prior years’ reserves resulting solely from changes in the allocation of bulk reserves between the current and prior accident years does not have an impact on earnings. This is due to the fact that such development is simply a mathematical by-product of the mechanical process used to reallocate bulk reserves to the various accident years for financial reporting purposes. Earnings are only impacted by changes in the total amount of carried reserves. For the reasons noted above, development amounts reported on prior accident years’ reserves are less meaningful under the Company’s reserving methodology than reserving methodologies used by other companies. Accordingly, from management’s perspective, whether the Company has maintained a consistent level of overall reserve adequacy is more relevant to understanding the Company’s results of operations than the composition of the underwriting results between the current and prior accident years.

40 EMCI Reserving Methodology… Range of Reserve Estimates is focused on maintaining a consistent level of overall reserve adequacy. $645 $684 $561 $586 $639 $662 $400 $450 $500 $550 $600 $650 $700 12/31/2014 12/31/2015 High Estimate Low Estimate Carried Reserves ( $ i n m i l l i o n s )

41 Reserve Development Under the reserving methodology utilized by the property and casualty insurance segment, IBNR loss reserves, bulk case loss reserves and settlement expense reserves are established in total, and the total is then allocated to the various accident years. During the year-end allocation process, a portion of the total bulk reserves may be reallocated from the current accident year to prior accident years, or from prior accident years to the current accident year, to achieve the actuarial department’s desired reserve levels by accident year. When reserves are moved to, or from, prior accident years, the change is reported as development on prior years’ reserves. However, this type of development is “mechanical” in nature, and does not have an impact on earnings because the total amount of carried reserves did not change. Therefore, we identify, quantify and disclose this “mechanical” development so that users of the Company’s financial statements can better understand how development on prior years’ reserves impacts the Company’s results of operations. *In 2015, the reinsurance segment had adverse development on prior years’ reserves that was mechanical in nature and had no impact on earnings. There was no comparable reallocation of reserves in the reinsurance segment in 2014 or 2013. ($ in thousands) 2015 2014 2013 Reported favorable development experienced on prior years' reserves (35,114)$ (20,792)$ (12,785)$ Adjustment for favorable (adverse) development resulting solely from changes in the allocation of bulk reserves between the current and prior accident years (no impact on earnings): Property and casualty insurance segment 423 2,151 6,526 Reinsurance segment (1,041) * - - (618) 2,151 6,526 Implied favorable development that had an impact on earnings (35,732)$ (18,641)$ (6,259)$

42 Non-GAAP Information • Operating income is a non-GAAP financial measure, calculated by excluding net realized investment gains from net income. The Company’s calculation of operating income may differ from similar measures used by other companies, so investors should exercise caution when comparing the Company’s measure of operating income to the measure of other companies. Management’s projected operating income guidance is also considered a non-GAAP financial measure. • Management believes operating income is useful to investors because it illustrates the performance of our normal, ongoing operations, which is important in understanding and evaluating our financial condition and results of operations. While this measure is consistent with measures utilized by investors to evaluate performance, it is not a substitute for the GAAP financial measure of net income. The reconciliation of operating income to net income is as follows: Year Ended December 31, 2015 2014 2013 ($ in thousands) Operating income $ 46,163 $ 27,165 $ 37,671 Net realized investment gains 3,999 2,827 5,848 Net income $ 50,162 $ 29,992 $ 43,519

Contact: Steve Walsh, CPA Director Investor Relations 717 Mulberry Street | Des Moines, IA 50309 | 515-345-2515 emcins.group@emcins.com | www.emcins.com/ir ©Copyright EMC Insurance Group Inc. 2013. All rights reserved.